TAXATION	12 Months Ended
Dec. 31, 2015
TAXATION
TAXATION

15.  TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries incorporated in the Hong Kong are subject to Hong Kong Profits Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Taiwan

The Company’s consolidated entities registered in the Taiwan are subject to Taiwan Enterprise Income Tax on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. The applicable tax rate is 17% in Taiwan.

The PRC

The Company’s subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.

The PRC CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments are granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a High and New Technology Enterprise (“HNTE”). Being qualified as HNTE, Ctrip Computer Technology, Ctrip Travel Information and Ctrip Travel Network are entitled to a preferential EIT rate of 15% from 2015 to 2017 and JointWisdom is entitled to a preferential EIT rate of 15% from 2015 to 2017.

In 2012, Chengdu Ctrip and Chengdu Ctrip International obtained approval from local tax authorities to apply the 15% preferential tax rate from 2012 to 2015 as qualified as Enterprises falling within the Catalog of Encouraged Industries in the Western Region (“Old Catalog”). In 2013, Chengdu Information Technology Co., Ltd. (“Chengdu Information”) obtained approval from local tax authorities to apply the 15% tax rate from 2013 to 2016. In 2014, a new Catalog of Encouraged Industries in the Western Region (“New Catalog”) has been released. Under the “New Catalog”, the subsidiary may apply the 15% rate for CIT filing upon agreement by the in-charge tax authorities.

Pursuant to the PRC CIT Law, all foreign invested enterprises in the PRC are subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to indefinitely reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of income for the years ended December 31, 2013, 2014 and 2015 were as follows:

	2013	2014	2015
	RMB	RMB	RMB
Current income tax expense	329,612,294	228,395,153	383,723,730
Deferred tax (benefit)/expense	(35,871,972)	(97,573,997)	86,464,693

Income tax expense	293,740,322	130,821,156	470,188,423

Income tax expense was RMB470 million (US$73 million) in the year ended December 31, 2015, increase from RMB131 million in the year ended 2014. The effective income tax rate in year ended December 31, 2015 was 16%, as compared to 97% in the year ended 2014, mainly due to in 2014, the Company recognized a significant valuation allowance against certain deferred tax assets due to increase in tax losses generated from certain subsidiaries that are not expected to be recovered.

Reconciliation of the differences between statutory tax rate and the effective tax rate

The reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31, 2013, 2014 and 2015 were as follows:

	2013	2014	2015
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to subsidiaries with referential tax rates	(15)%	(98)%	(5)%
Gain on deconsolidation of a subsidiary with a withholding tax rate of 10% versus the statutory CIT rate	—	—	(11)%
Non-deductible expenses incurred	11%	106%	6%
Change in valuation allowance	5%	64%	1%

Effective CIT rate	26%	97%	16%

Significant components of deferred tax assets and liabilities:

	2014	2015
	RMB	RMB
Deferred tax assets:
Loss carry forward	200,151,440	—
Accrued liability for customer reward related programs	82,762,839	—
Accrued staff salary	74,414,938	—
Accrued expenses	17,182,481
Others	2,441,168	—
Less: Valuation allowance of deferred tax assets	(183,449,500)	—

Total deferred tax assets, current	193,503,366	—

Deferred tax assets, non-current:
Accrued expenses	—	109,784,998
Loss carry forward	—	78,771,363
Accrued liability for customer reward related programs	—	114,965,397
Accrued staff salary	—	110,263,508
Others	—	23,038,753
Less: Valuation allowance of deferred tax assets	—	(31,489,450)

Total deferred tax assets, non-current	—	405,334,569

Deferred tax liabilities, non-current:
Recognition of intangible assets arise from business combinations	(132,506,644)	(3,045,259,390)

Net deferred tax assets/(liabilities)	60,996,722	(2,639,924,821)

On November 20, 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes. This accounting standard requires deferred tax assets and liabilities, along with related valuation allowances, to be classified as noncurrent on the balance sheet. As a result, each tax jurisdiction will now only have one net noncurrent deferred tax asset or liability. The new guidance does not change the existing requirement that prohibits offsetting deferred tax liabilities from one jurisdiction against deferred tax assets of another jurisdiction. The Company elected to early-adopt this guidance in 2015 prospectively.

Movement of valuation allowances:

	2013	2014	2015
	RMB	RMB	RMB
Balance at beginning of year	37,852,274	86,735,795	183,449,500
Current year additions	48,883,521	96,713,705	31,590,648
Deconsolidation of Tujia	—	—	(183,550,698)
Balance at end of year	86,735,795	183,449,500	31,489,450

As of December 31, 2014 and 2015, valuation allowance of RMB183 million and RMB31 million was mainly provided for operating loss carry forwards related to certain subsidiary based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.

As of December 31, 2015, the Group had net operating tax loss carry forwards amounted to RMB227 million which will expire from 2016 to 2019 if not used.

The provisions for income taxes for the years ended December 31, 2013, 2014 and 2015 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain subsidiaries and VIEs of the Company as well as the the gain on deconsolidation of a subsidiary with was subject to a lower withholding tax rate of 10%.

The following table sets forth the effect of preferential tax on China operations:

	2013	2014	2015
	RMB	RMB	RMB
Tax holiday effect	146,321,156	85,036,934	162,896,542
Basic net income per ADS effect	1.11	0.62	1.08
Diluted net income per ADS effect	0.96	0.56	0.86

Qunar, one of the Company’s subsidiaries acts as an agent for its air travel facilitating services including aviation insurance policies (the “Aviation Insurance Arrangements”), Qunar, like Ctrip  presents revenues from such transactions on a net basis. Under the current PRC CIT Laws and regulations, Qunar’s existing business arrangement more likely than not will subject Qunar to income taxes on a gross basis for the Aviation Insurance Arrangements. The difference between the net revenue and the gross revenue is considered as deemed revenue for additional income taxes. The associated income tax expense is calculated by applying the applicable tax rate to the deemed revenue amount and includes the late payment interest based on the applicable tax rules. The majority of the liabilities for unrecognized tax benefits represent tax positions taken with respect to deemed revenue. The unrecognized tax benefits are recorded in other current liabilities. It is possible that the amount accrued will change in the next 12 months, however, an estimate of the range of the possible change cannot be made at this time.